Exhibit 99.3

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of Federal Street Acquisition Corp.

This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Date: January 4, 2019	THL AGILITI LLC

	By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Date: January 4, 2019	FS SPONSOR LLC

	By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Attorney-in-Fact

Date: January 4, 2019	THL HOLDCO, LLC

	By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Date: January 4, 2019	THOMAS H. LEE ADVISORS, LLC
By: THL Holdco, LLC, its Managing Member

	By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Date: January 4, 2019	THOMAS H. LEE PARTNERS, L.P.
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

	By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Date: January 4, 2019	THL EQUITY ADVISORS VIII, LLC
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

	By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Date: January 4, 2019	THOMAS H. LEE EQUITY FUND VIII, L.P.
By: THL Equity Advisors VIII, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

	By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Date: January 4, 2019	THOMAS H. LEE PARALLEL FUND VIII, L.P.
By: THL Equity Advisors VIII, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

	By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Date: January 4, 2019	THL EXECUTIVE FUND VIII, L.P.
By: THL Equity Advisors VIII, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

	By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Date: January 4, 2019	THL FUND VIII COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

	By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Date: January 4, 2019	THL EQUITY FUND VIII INVESTORS (AGILITI), L.P.
By: THL Equity Advisors VIII, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

	By:	/s/ Charles P. Holden
	Name:	Charles P. Holden

	Title:	Managing Director

Date: January 4, 2019	THL MANAGERS VIII, LLC
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

	By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director